United States

Securities and Exchange Commission

Washington, D.C. 20429

FORM 8-K (12-g-3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 15, 2004

WACCAMAW BANKSHARES, INC.

(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

This document contains 4 pages, excluding exhibits

ITEM 5. OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file the announcement of Waccamaw Bankshares listed one of N.C.’s Top 100 Companies.

EXHIBIT INDEX

Exhibit 99	Waccamaw Bankshares listed one of N.C.’s Top 100 Companies

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 15,2004.

WACCAMAW BANKSHARES, INC.

Date: June 15,2004	/s/ James G. Graham
	By:	James G. Graham
	Its:	President & CEO